Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Synthesis Energy Systems, Inc. (the “Company”) on Form 10-QSB for the period ended March 31, 2008 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, David Eichinger, Chief Financial Officer and Senior Vice President of Corporate Development of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Eichinger
David Eichinger Chief Financial Officer and Senior Vice President of Corporate Development

May 15, 2008